UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21625

Intrepid Capital Management Funds Trust
(Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
(Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
(Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2022

Date of reporting period:  09/30/2022

Item 1. Reports to Stockholders.

(a)	[Insert full text of semi-annual or annual report here]

Intrepid Capital Fund
Intrepid Small Cap Fund
Intrepid Income Fund

Annual Report
September 30, 2022

Intrepid Capital Fund

October 1, 2022

Mark F. Travis, President/C.E.O.

PERFORMANCE

	Total Return as of September 30, 2022
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Capital Fund – Inv.	01/03/05	-2.83%	-16.57%	-13.39%
Intrepid Capital Fund – Inst.	04/30/10	-2.78%	-16.43%	-13.23%
BBC Combined 1-5Yr		-3.65%	-17.07%	-11.88%
S&P 500 Index		-4.88%	-23.87%	-15.47%

	Average Annualized Total Returns
	as of September 30 2022
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Capital Fund – Inv.	1.85%	-0.38%	2.90%	4.71%
Intrepid Capital Fund – Inst.	2.10%	-0.14%	3.15%	4.06%
BBC Combined 1-5Yr	4.92%	6.08%	7.51%	6.27%^
S&P 500 Index	8.16%	9.24%	11.70%	8.51%^

^
Since Inception returns are as of the Fund’s Investor Class inception date. Since the inception date of the Institutional Class, the annualized return of the BBC Combined 1-5Yr Index is 7.59% and S&P 500 Index is 11.50%.

Performance data quoted represents past performance and does not guarantee future results.

Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the Prospectus dated January 31, 2022, the annual operating expense (gross) for the Intrepid Capital Fund-Investor Share Class is 1.82% and for the Intrepid Capital Fund-Institutional Share Class is 1.57%. The Fund’s Advisor has contractually agreed to reduce its fees and/or reimburse expenses until January 31, 2023, such that the total operating expense for the Capital Fund-Investor Share Class is 1.15% and for the Capital Fund-Institutional Share Class is 1.15%. The Capital Fund may have

Intrepid Capital Fund

Net Expense higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. As a result of the calculations, the Net Expense for the Capital Fund-Investor Share Class is 1.40%. The Net Expense for the Capital Fund-Institutional Share Class is 1.15%. The Net Expense Ratio represents the percentage paid by investors. Otherwise, performance shown would have been lower.

October 1, 2022

“October: This is one of the peculiarly dangerous months to speculate in stocks. The others are July, January, September, April, November, May, March, June, December, August and February.”
—Mark Twain

Dear Fellow Shareholders

This would have been the year to heed Mr. Twain’s advice! The Intrepid Capital Fund (“the Fund”) had reasonable “relative results” as one would expect from a mutual fund holding stocks, bonds, and a cash buffer. For the 3rd calendar quarter of 2022, the Fund returned -2.83%. Coincidentally, the Fund was down a similar amount in the 3rd quarter of 2021: -2.89%.  For the fiscal year ending 9/30/2022 the Fund’s total return was -13.39%.

For the S&P 500 Index, this makes the third straight quarter of losses for the first time since 2009. The markets are confronting the “higher rates for longer” message coming from the Federal Reserve, as they combat rates of inflation this country hasn’t seen since the late 1970’s. In an attempt to subdue the inflation monster, the central bank has increased the fed funds rate at each of its last two meetings by 75 basis points, with a similar increase likely in store at their next scheduled meeting in early November.

As I have discussed duration math in past communications, I won’t belabor it here. To give you an idea of how things have changed in just the last quarter due to Federal Reserve activity, the 2-Year Treasury note yielded 2.95% on June 30th and 4.28% on September 30th. In keeping with the trend, the 10-Year Treasury note yielded 3.01% on June 30th and 3.83% on September 30th.

This begs the question “where do we go from here?” Hopefully up! All

Top Ten Holdings	(% of Net Assets)

Verano Holdings, 05/20/2023, 9.750%	4.6%
FRP Holdings Inc.	3.7%
Civitas Resources, Inc.	3.4%
WNS Holdings Ltd.	3.0%
Becle SAB de CV	2.9%
Berkshire Hathaway – Class B	2.8%
Jefferies Financial Group, Inc.	2.8%
Alphabet Inc – Class A	2.8%
Carter’s Inc.	2.8%
Nathan’s Famous, Inc., 11/01/2025, 6.625%	2.7%

Top ten holdings are as of September 30, 2022.  Fund holdings are subject to change and are not recommendations to buy or sell any security.

Intrepid Capital Fund

kidding aside, the stock indices are down 25% year-to-date and investment grade bond indices are down 15% year-to-date. This is coupled with a VIX index  over 30 (a heightened degree of risk aversion as measured by S&P 500 option premiums). I think that the market is waiting of a whiff of an indication the Fed is finished raising short term rates to quell inflation. I am reminded of the slogan I attribute to a strategist long since dead (Marty Zweig, a frequent guest on Wall Street Week). He said regularly “don’t fight the Fed,” which in this environment is sound advice. But for those with a multi-year investment horizon, adding to positions here should make sense.

There are three areas I think could change investors’ current negative outlook:

•	War in Ukraine ceases. The effects on energy and agricultural prices could be substantial

•	Inflation moderates and Fed pauses raising short term rates

•	A change in control of the House and or Senate, leading to a lessening of tax and regulatory burdens on businesses

Thank you for your continued support. If there is anything we can do to serve you better, please don’t hesitate to call.

Top Contributors (Quarter to 9/30/22)	Top Detractors (Quarter to 9/30/22)
Civitas Resources, Inc. (CIVI)	Atento Luxco 1 SA, 02/10/2026, 8.00%
Skechers USA Inc., – Class A (SKX)	Trulieve Cannabis Corp. (TRUL CN)
WNS Holdings (WNS)	Becle SAB de CV (CUERVO MM)
TJX Cos, Inc. (TJX)	Carter’s Inc (CRI)
DCP Midstream LP, 06/14/2023, 7.375%	Alphabet Inc. – Class A (GOOGL)

Best regards,

Mark F. Travis
Intrepid Capital Fund Portfolio Manager

Mutual Fund investing involves risk.

All investments involve risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Intrepid Capital Fund

The S&P 500 Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Bloomberg US Gov/Credit 1-5Y TR Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds, and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years.  The Bloomberg (BBC) Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Bloomberg US Government/Credit 1-5 Yr Index. You cannot invest directly in an index.

The Cboe Volatility Index, or VIX, is an index which measures the market's expectation of price fluctuation of the S&P 500 Index over the next 12 months.

Basis point is a standard financial measure for interest rates.  One basis point equals 1/100th of 1%.

Free cash flow, or cash flow, represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets.

Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Small Cap Fund

October 1, 2022

Matt Parker, CFA, CPA	Joe Van Cavage, CFA
Small Cap Fund	Small Cap Fund
Co-Portfolio Manager	Co-Portfolio Manager

PERFORMANCE

	Total Return as of September 30, 2022
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Small Cap Fund – Inv.	10/03/05	-4.44%	-26.41%	-23.76%
Intrepid Small Cap Fund – Inst.	11/03/09	-4.43%	-26.32%	-23.63%
Morningstar Small Cap Index		-3.75%	-24.53%	-21.72%

	Average Annualized Total Returns
	as of September 30, 2022
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Small Cap Fund - Inv.	-0.26%	-0.63%	1.32%	5.48%
Intrepid Small Cap Fund - Inst.	-0.06%	-0.43%	1.56%	3.78%
Morningstar Small Cap Index	3.53%	3.45%	8.43%	7.30%^

^	Since Inception returns are as of the Fund’s Investor Class inception date. Since the inception date of the Institutional Class, the annualized return of the Morningstar Small Cap Index is 10.24%.

Performance data quoted represents past performance and does not guarantee future results.

Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the Prospectus dated January 31, 2022, the annual operating expense (gross) for the Intrepid Small Cap Fund-Investor Share Class is 1.74% and for the Intrepid Small Cap Fund-Institutional Share Class is 1.52%. The Fund’s Advisor has contractually agreed to reduce its fees and/or reimburse expenses until January 31, 2023, such that the total operating expense for the Small Cap Fund-Investor Share Class is 1.30% and the Small Cap Fund-Institutional Share Class is 1.15%. The Small Cap Fund may have Net Expense higher than these expense caps as a result of

Intrepid Small Cap Fund

any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. As a result of the calculations, the Net Expense for the Small Cap Fund-Investor Share Class is 1.31%. The Net Expense for the Small Cap Fund-Institutional Share Class is 1.16%. The Net Expense Ratio represents the percentage paid by investors. Otherwise, performance shown would have been lower. As of June 6, 2022, the Intrepid Endurance Fund’s name changed to the Intrepid Small Cap Fund.

October 1, 2022

Dear Fellow Shareholders,

The water got choppy during calendar Q3. After an intense rally in which small cap stocks rose over 18% by August 16th, the following sell-off over the next six weeks saw small caps give up all those gains and more.

For the quarter, the Intrepid Small Cap Fund (“the Fund”) returned -4.44%, just under its Morningstar Small Cap Index benchmark’s return of -3.75%. For the full fiscal year through September 30, 2022, the Fund has returned -23.76% vs. -21.72% for the benchmark.

Inflation and rising interest rates remain the main drivers of the large losses this year in most risk assets (including normally “safer” fixed income asset classes). As the world re-prices for…

•	higher discount rates to reflect the higher available risk-free rates provided by US Treasuries

•	a Federal Reserve that is consistently voicing its commitment to raising interest rates in order to overcome inflationary forces

…we should expect continued volatility in the small cap market.

To add to this, many investors expect the rising interest rates to slow economic growth – which is already happening in rate-sensitive sectors like housing and automotive sales.

As a result of high inflation, rising interest rates, and slowing growth, most investors view the odds of a near-term recession as “higher than normal”. Combined with the Fed’s insistence on focusing on reducing inflation to long-term stable levels, rather than “pivoting” as it has done in the past to become more accommodative as soon as growth slows, the near-term outlook for small caps is for more of the same: volatility!

Positioning

We have written before how we spend no time prognosticating what small caps will do in the short-term. We take the same approach with near-term inflationary trends, interest rates, and the economy.

Intrepid Small Cap Fund

Instead, we focus on building a portfolio full of companies that we believe can achieve structural market share growth over long periods of time and that trade at a reasonable valuation. To do this, we use periods like today to take advantage of the volatility provided by investors more interested in reacting to near-term inflation, rates, and economic news…there’s a lot of data to react to if that is one’s goal.

With that in mind, we were more active than normal this quarter with several new purchases in the portfolio:

•
Carter’s Inc. (CRI) is the leading clothing brand for young children, with a 25% market share between ages 0-2. Carter’s stock has come down from its 2021 highs as stimulus-driven spending has worn off and inflation has started to impact consumer budgets. However, baby and child apparel spending is less cyclical than typical apparel categories, and we believe investors are now too pessimistic about Carter’s medium-term outlook. The company sports a strong balance sheet after recently paying down debt and a well-covered 4.5% dividend.

•
Ardagh Metal Packaging SA (AMBP) is a global manufacturer of aluminum beverage cans.  It is the third largest player in an oligopolistic market structure marked by rational competition.  Cans are structurally gaining market share from glass and plastic due to superior recycling rates and shifting consumer preferences.  Beverage can production tends to be a recession-resistant industry and the company’s model allows them to contractually pass along input cost increases to their customers.  We purchased a small position due to the company’s debt level, which we believe is manageable but is higher than our other holdings.

•
Helios Technologies (HLIO) is an industrial manufacturer of hydraulic components and electronic controls.  Their products are generally small, yet mission critical components of some larger piece of equipment.  It typifies the basic/boring business we love to own, and we were drawn to its excellent financial metrics.

•
Pagseguro Digital (PAGS) is a rapidly growing financial technology business based in Brazil.  Known as a “merchant acquirer”, it provides point-of-sale equipment to vendors and earns a small percentage of every card transaction processed by the vendor.  Brazil, like many emerging economies, is seeing structural growth in this industry from card usage replacing cash – particularly in the micro-merchant segment in which PAGS dominates.  We purchased the stock after a steep decline due to higher Brazilian interest rates, which we believe clearly overshot the impact to the company’s long-term value.

Notably, when researching new companies for the Fund, we don’t stick our head in the sand and pretend inflation, interest rates, and the economy don’t matter. They certainly do, and their long-term direction will drive a lot of the performance in the

Intrepid Small Cap Fund

Fund and risk assets in general. We do try to think about them in a more measured, long-term manner than what is covered in the financial news, though.

For instance, one “house view” we have is that earnings in 2021 were – for many industries – driven to record levels by a combination of unprecedented government stimulus and pent-up demand from 2020’s lockdowns. We believe the earnings of many of the companies in these sectors are very susceptible to a slowdown in economic growth given that they were already “over-earning” last year.

Top Ten Holdings	(% of Net Assets)

Civitas Resources, Inc.	6.3%
WNS Holdings Ltd	5.6%
Fabrinet	5.5%
Silicom Ltd.	5.1%
Franklin Covey Co.	5.0%
Dropbox, Inc. – Class A	4.9%
Skechers USA Inc. – Class A	4.5%
FRP Holdings, Inc.	4.4%
Becle SAB de CV	4.2%
Park Aeropsace Corp.	3.9%

Top ten holdings are as of September 30, 2022. Fund holdings are subject to change and are not recommendations to buy or sell any security.

We work hard to be careful to buy companies based on valuations of “normalized” earnings. We don’t avoid companies where investors expect earnings to fall – in fact, this often provides the most attractive valuations for entry points. However, we want to make sure the price we pay for these businesses accounts for lower-than-peak earnings and, hopefully, an over-shoot of how far their earnings will fall. Our investment in Carter’s this quarter is a good example of this type of setup, as we believe that 1) Carter’s will never again earn as much money as it did in 2021, but 2) is trading at such an attractive valuation now that we believe investors are over-discounting how far earnings will eventually fall and settle to in a “normalized” scenario.

We are also being very careful evaluating companies with leverage or interest rate risk in the Fund given the ferocity of interest rate moves to date. The Fund’s top 10 positions as of September 30th have essentially zero meaningful financial risk (not a single stock in the top 5 has any net debt). However, like the economic risk above with Carter’s, there will be a time where interest rate-driven risk will be “over-discounted”. As a result, we are actively looking for opportunities in companies with all of the high-quality characteristics we normally like but are being over-punished by the market for what might be very manageable leverage.

Contributors & Detractors

For the quarter, the largest contributors were Civitas Resources (CIVI), Fabrinet (FN), and Green Thumb Industries (GTBIF). The largest detractors were Delta Apparel Inc. (DLA), Conduent Inc. (CNDT), and Becle SAB de CV (CUERVO MM).

Intrepid Small Cap Fund

Outlook

We won’t even pretend to guess what the rest of this calendar year holds. With an election coming up, the Fed’s projection of more interest rate increases, a slowing economy, and what seems to be an escalating war in Ukraine…there’s plenty to worry about.

But also, if we start to see inflationary indicators flatten or decline (like commodities and shipping rates, which have already begun to move lower), market participants could start to price in a less restrictive (read: more accommodative) Federal Reserve and a large bid for risk assets could re-emerge.

Guessing which one will happen is that just that. We will keep our nose to the grindstone and continue to unearth opportunities for the Fund that we believe will create long-term value. With the emergence of volatility and higher discount rates this year, we view the current environment as much more conducive to generating attractive opportunities than the prior sanguine environment driven by a very accommodative Federal Reserve. As the Portfolio Managers of the Fund, our capital is invested alongside yours and we have recently added to our position in the Fund.

Thank you for your investment.

Matt Parker, CFA, CPA	Joe Van Cavage, CFA
Intrepid Endurance Fund	Intrepid Endurance Fund
Co-Portfolio Manager	Co-Portfolio Manager

Past performance is not a guarantee of future results.

Mutual Fund investing involves risk. Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

The Morningstar Small Cap Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe. You cannot invest directly in an index.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Income Fund

October 1, 2022

Mark F. Travis, President/C.E.O.	Hunter Hayes, CFA
Income Fund Co-Portfolio Manager	Income Fund Co-Portfolio Manager

PERFORMANCE

	Total Return as of September 30, 2022
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Income Fund – Inst.^	08/16/10	-0.50%	-4.77%	-3.59%
Bloomberg USGov/Cred 1-5Y		-2.16%	-6.62%	-7.29%
Bloomberg US Agg Bond Index		-4.75%	-14.61%	-14.60%
ICE BofAML US Corporate Index		-5.11%	-18.33%	-18.19%
ICE BofAML High Yield Index		-0.68%	-14.62%	-14.06%

	Average Annualized Total Returns
	as of September 30, 2022
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Income Fund – Inst.^	4.80%	3.90%	3.26%	3.73%
Bloomberg USGov/Cred 1-5Y	-0.90%	0.55%	0.88%	1.14%
Bloomberg US Agg Bond Index	-3.26%	-0.27%	0.89%	1.62%
ICE BofAML US Corporate Index	-3.50%	0.06%	1.78%	2.75%
ICE BofAML High Yield Index	-0.67%	1.41%	3.86%	5.04%

^
Institutional Class shares of the Intrepid Income Fund commenced operations on August 16, 2010. Performance shown prior to August 16, 2010 (Since Inception) reflects the performance of Investor Class shares, which commenced operations on July 2, 2007, and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

Effective January 31, 2014, the Investor Class shares of the Fund were closed, and any outstanding Investor Class shares were converted into Institutional Class shares.

Performance data quoted represents past performance and does not guarantee future results.

Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Intrepid Income Fund

Per the Prospectus dated January 31, 2022, the annual operating expense (gross) for the Intrepid Income Fund-Institutional Share Class is 1.05%. The Fund’s Advisor has contractually agreed to reduce its fees and/or reimburse expenses until January 31, 2023 such that total operating expense for the Income Fund-Institutional Share Class is 0.90%. The Income Fund may have Net Expense higher than the expense cap as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. As a result of the calculations, the Net Expense for the Income Fund-Institutional Class is 0.92%. The Net Expense Ratio represents the percentage paid by investors. Otherwise, performance shown would have been lower.

30-Day Subsidized SEC Yield: 9.32%; 30-Day Unsubsidized SEC Yield: 9.17%

October 1, 2022

“The intrinsic value of an asset is determined by the cash flows  you expect that asset to generate over its life and how uncertain you feel about these cash flows.”
—Aswath Damodaran, The Little Book of Valuation

Dear Fellow Shareholders,

The Intrepid Income Fund (the “Fund”) returned -0.50% for the quarter ended September 30, 2022.  Our primary focus remains on deploying capital in a disciplined way during these perilous times in the capital markets.

Fixed income indices continued to suffer.  The duration-heavy Bloomberg Barclays US Aggregate Index (the “Barclays Aggregate Index”) took its lumps, returning -4.75% for the quarter ended September 30, 2021 on the back of higher interest rates.  Similarly, the ICE BofAML US Corporate Index (the “Corporate Index”) returned -5.11% over the same period.  Riskier debt attempted to rally during the quarter, but the ICE BofAML High Yield Index (the “HY Index”) could not quite gather enough steam, returning -0.68% during the period.  Not even the shorter-duration Bloomberg Barclays US Govt/Credit 1-5 Year Total Return USD Index (the “1-5 Year TR Index”) was insulated from more pain, returning -2.16% during the quarter.

The Fund’s relative success during the third calendar quarter was attributable to idiosyncratic security performance and our short duration focus.  Our top contributors for the three months ended 9/30/2022 included:

•	Battle Motors 6.5% Convertible Note due 11/24/2024 – Battle Motors is a commercial vehicle manufacturer focused on leading the electrification of

Intrepid Income Fund

trucking fleets.  We lent the company money late last year so they could continue building out their Ohio-based facility and fulfill their large customer backlog.  We felt like the company’s Convertible Note was well covered by its legacy diesel operations and that there was considerable upside if they could execute on their vision of being an electric vehicle manufacturer.

The company opened another round of funding several months ago which offered us the chance to invest more money, or to sell down our position.  The company had already performed well enough to earn a higher valuation, and we decided to opportunistically exit.  We sold our notes in August at 117 cents on the dollar, which equated to a total annualized return of 28.2%.  We will continue to follow the company and we hope to have the opportunity to partner with them in the future.

•
DCP Midstream 7.375% Perpetual Notes – DCP Midstream is an investment-grade natural gas processing company based out of Colorado.  The company has benefited mightily from the strong commodity environment and is on track to generate nearly one third of its debt in free cash flow  this year.  We started purchasing its perpetual notes over the summer because of a unique “fixed-to-floating” feature which we think incentivizes the company to pay down these notes.  Given the rising rate environment, the company’s coupon would likely move from 7.375% to nearly 10% in December, which would make it the company’s most expensive debt by a large margin.

Further bolstering our view that these perpetual notes will be paid down at par in December, Phillips 66 announced its intent to acquire DCP Midstream which could trigger a change of control on the company’s various debt securities.  Following that announcement, the Perpetual Notes traded up several points and are now marked just below par –the level we believe they will be taken out at in December.

•
Exterran 8.125% Notes due 5/01/2025 – Exterran is an energy services company that, at quarter end, was in the process of being acquired by Enerflex.  There was skepticism by the market around the company’s ability to close on the transaction, which offered a compelling entry point for the bonds in the mid-90s.  The bonds were successfully called at 102.03 after quarter end.

Our top detractors for the three-month period ended 9/30/2022 were:

•
Atento 8.0% Notes due 2/10/2026 – Atento is a customer relationship management and business process outsourcing company based in Brazil.  The company has had a rough last year and has suffered through a cyber-attack, tough conditions in Latin America, and a horrendous currency hedge.  However, we believe the company is about to turn a corner and offers a stable revenue base with robust cash generation that can service the debt.  We will continue to monitor this situation closely.

Intrepid Income Fund

•
Cimpress 7.0% Notes due 6/15/2026 – Cimpress provides printing and digital marketing services.  Although the legacy print business is under some pressure, other parts of the business are growing handily and should keep the top-line growing.  Despite a large debt load, we believe that the company should generate enough free cash flow to de-lever over the next few years.  Despite our optimistic view, the bonds have languished since our first purchase, and we have continued to acquire more.

•
Rackspace 5.375% Notes due 12/01/2028 – Rackspace is an information technology company.  It turns out that not just technology stocks have gotten walloped this year.  Despite the bonds being down significantly, we believe the company will continue to generate cash flow and improve the balance sheet.  Given the company’s far dated maturity wall and low cost of capital, we plan to continue acquiring a position through this sell-off.

The Income Fund had two corporate bond positions that were called or matured in the third calendar quarter.  We also sold out of four positions that we believe offered less compelling value relative to other positions.

The proceeds from the bonds that were called, sold, or matured were redeployed into a mixture of existing positions and new positions, including:

•
Abercrombie & Fitch 8.75% Notes due 7/15/2025 – Abercrombie & Fitch is an apparel products company that also owns Hollister.  Despite having lost the insane degree of popularity that the brand once boasted, we believe the company is poised to grow in the low single digits over the next few years as it attempts to reinvigorate its brands.  Most critically, these notes are secured and the only debt in the capital stack.  The company also has net cash and an undrawn revolving credit facility.

•
Valvoline 4.25% Notes due 2/15/2030 – Valvoline manufactures and distributes automotive lubricant and chemicals.  It is a fantastic business with exceptional returns on invested capital and historical growth.  In August, Aramco agreed to purchase Valvoline’s petroleum unit, the proceeds of which would go to pay down these notes at par.  We have been acquiring a position in the mid-90s and will look to add more if the deal were to fall apart for some reason.

•
W&T 9.75% Notes due 11/01/2023 – W&T Offshore is an independent oil and natural gas producer in the Gulf of Mexico.  The favorable commodity environment has resulted in a gusher of free cash flow for the company, which has significantly de-leveraged its balance sheet.  These 2nd lien notes will be taken out at par some time before maturity as the company waits for the right opportunity to tap the capital markets.  In the event that the debt window is closed, the company should have enough cash and credit capacity to pay down the notes organically.

Intrepid Income Fund

•
IEA 6.625% Notes due 8/15/2029 – IEA Energy Services is an infrastructure construction company that specializes in renewable energy projects.  We started acquiring these notes after it was announced that MasTec, an investment grade issuer, would be acquiring IEA.  That transaction recently closed, which resulted in these notes being upgraded to investment grade by the major rating agencies.  Despite the duration of these notes, we like the long-term trajectory of this company and believe we are being compensated handsomely for a relatively robust credit.

•
Brinker 5.0% Notes due 10/01/2024 – Brinker operates casual dining restaurants, including Chili’s Grill & Bar and Maggiano’s Little Italy restaurant brands.  If you know the Intrepid team at all, you know that Chili’s is our favorite spot for a night out.  We are investing in what we know with this well-run company, which has continued to grow through this tough macro environment and should be able to comfortably refinance its upcoming debt maturities.

Despite the tough conditions in the market, we remain excited about the abundant opportunities we see across the fixed income landscape today.  We have no idea where the bottom may lie for risk assets, but we continue to evaluate capital deployment opportunities as objectively as we can, with a focus on ensuring we can remain nimble.  Given our short duration profile, we will continue to recycle the proceeds from maturing and/or called bonds into what we view as increasingly attractive opportunities.

Top Ten Holdings	(% of Net Assets)

Gage Growth Corp., 11/30/2022, 12.500%	4.5%
W&T Offshore, Inc., 11/01/2023, 9.750%	4.3%
EZCORP, 5/01/2025, 2.375%	4.2%
Trulieve Cann., 10/06/2026, 8.000%	4.0%
DCP Midstream LP., 06/15/2023, 7.375%	4.0%
Verano Holdings Corp., 08/28/2023, 8.500%	3.3%
Shryne Group, Inc., 05/26/2026 13.250%	3.2%
VCP23, LLC., 04/30/2024, 7.000%	3.0%
PBF Logistics LP., 05/15/2023, 6.875%	3.0%
Ayr Wellness, Inc., 12/10/2024, 12.500%	3.0%

Top ten holdings are as of September 30, 2022. Fund holdings are subject to change and are not recommendations to buy or sell any security.

At the end of the third quarter, the portfolio had a yield-to-worst of 11.37% and an effective duration of 2.0 years.

Thank you for your investment.

Sincerely,

Hunter Hayes, CFA	Mark F. Travis, President
Intrepid Income Fund	Intrepid Income Fund
Co-Portfolio Manager	Co-Portfolio Manager

Intrepid Income Fund

Mutual Fund investing involves risk.

All investments involve risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  The risk is generally greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.  Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.  Bloomberg Barclays Capital U.S. Aggregate Bond Index is an index representing about 8,200 fixed income securities. To be included in the index, bonds must be rated investment grade by Moody’s and S&P.  ICE BofAML U.S. Corporate Index is an unmanaged index of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one-year remaining term to final maturity. The Bloomberg Barclays US Gov/Credit 1-5Y TR Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds, and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch.  These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion.  Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.  In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

A high-yield bond is a high paying bond with lower credit rating than investment-grade corporate bonds, Treasury bonds and municipal bonds.  Bonds in high yield indices tend to be less liquid and more volatile than U.S. Treasuries.  Corporate bonds come with significant credit risks and, although sometimes secured by collateral, do not have any guarantee of principal repayment. U.S. Treasury Bonds are long-term government debt securities with a maturity of more than 10 years.  They are guaranteed as to the timely payment of principal and interest and are backed by the full faith and credit of the U.S. Government. Investment Grade (IG) is a bond with credit rating of BBB or higher by Standard & Poor’s or Baa3 or higher by Moody’s.

Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years. Call is an option contract that gives the holder the right to buy a certain quantity of an underlying security from the writer of the option, at a specified price up to a specified date.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Funds

EXPENSE EXAMPLE
September 30, 2022 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of April 1, 2022 through September 30, 2022.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2022 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2022 -
	April 1, 2022	September 30, 2022	September 30, 2022
Actual	$1,000.00	$ 870.20	$6.42

Hypothetical (5% return
before expenses)	1,000.00	1,018.20	6.93

*	Expenses are equal to the Fund’s annualized expense ratio of 1.37%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2022 -
	April 1, 2022	September 30, 2022	September 30, 2022
Actual	$1,000.00	$ 870.90	$5.39

Hypothetical (5% return
before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID SMALL CAP FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2022 -
	April 1, 2022	September 30, 2022	September 30, 2022
Actual	$1,000.00	$ 827.10	$5.95

Hypothetical (5% return
before expenses)	1,000.00	1,018.55	6.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2022 (Unaudited)

INTREPID SMALL CAP FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2022 -
	April 1, 2022	September 30, 2022	September 30, 2022
Actual	$1,000.00	$ 827.80	$5.27
Hypothetical (5% return
before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID INCOME FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2022 -
	April 1, 2022	September 30, 2022	September 30, 2022
Actual	$1,000.00	$ 950.80	$4.40
Hypothetical (5% return
before expenses)	1,000.00	1,020.56	4.56

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2012.  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

BLOOMBERG COMBINED 1-5Y TR INDEX (60% S&P 500® INDEX, 40% BLOOMBERG U.S. GOV/CREDIT INDEX) – The Bloomberg 1-5 Year U.S. Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

BLOOMBERG COMBINED INDEX (60% S&P 500® INDEX, 40% BLOOMBERG U.S. GOV/CREDIT INDEX) – The Bloomberg Combined Index consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500® Index and 40% bonds represented by the Bloomberg U.S. Gov/Credit Index. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment (continued)
(Unaudited)

S&P 500® INDEX – A capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

BLOOMBERG U.S. GOV/CREDIT 1-5Y TR INDEX – The Bloomberg 1-5 Year U.S. Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds (i.e., U.S. and non-U.S. agencies, sovereign, quasi-sovereign, supranational and local authority debt) and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

BLOOMBERG U.S. GOVERNMENT/CREDIT INDEX – A non-securitized component of the U.S. Aggregate Index. The Bloomberg U.S. Government/Credit Index includes Treasuries, Government-Related Issues and USD Corporates. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

Average Annual Total Returns (for periods ended September 30, 2022)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(01/03/05)
Intrepid Capital Fund –
Investor Class	-13.39%	1.85%	-0.38%	2.90%	4.71%
Bloomberg Combined 1-5Y TR
Index (60% S&P 500®
Index, 40% Bloomberg
U.S. Gov/ Credit Index)	-11.88%	4.92%	6.08%	7.51%	6.27%
Bloomberg Combined Index
(60% S&P 500® Index,
40% Bloomberg
U.S. Gov/Credit Index)	-14.98%	3.89%	5.79%	7.56%	6.56%
S&P 500® Index	-15.47%	8.16%	9.24%	11.70%	8.51%
Bloomberg U.S. Gov/
Credit 1-5Y TR Index	-7.29%	-0.90%	0.55%	0.88%	2.28%
Bloomberg
U.S. Gov/Credit Index	-14.95%	-3.15%	-3.15%	-0.05%	2.99%
Intrepid Capital Fund –
Institutional Class	-13.23%	2.10%	-0.14%	3.15%	4.06%

*	Inception date of the Institutional Class was 4/30/10.

Intrepid Small Cap Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2012.  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

MORNINGSTAR U.S. SMALL CAP TOTAL RETURN INDEX – An index that tracks the performance of U.S. Small-Cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.  A direct investment in an index is not possible.

Average Annual Total Returns (for periods ended September 30, 2022)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(10/03/05)
Intrepid Small Cap Fund –
Investor Class	-23.76%	-0.26%	-0.63%	1.32%	5.48%
Morningstar U.S. Small Cap
Total Return Index	-21.72%	3.53%	3.45%	8.43%	7.30%
Intrepid Small Cap Fund –
Institutional Class	-23.63%	-0.06%	-0.43%	1.56%	3.78%

*	Inception date of the Institutional Class was 11/3/09.

Intrepid Income Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2012.  Institutional Class shares of the Intrepid Income Fund commenced operations on August 16, 2010.  Performance shown prior to August 16, 2010 reflects the performance of Investor Class shares, which commenced operations on July 2, 2007, and includes expenses that are not applicable to and are higher than those of Institutional Class shares.  Returns shown include reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

BLOOMBERG U.S. GOVERNMENT/CREDIT 1-5Y TR INDEX – Is a broad-based benchmark that measures the non-securitized component of the Bloomberg U.S. Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities that have a remaining maturity of greater than or equal to one year and less than five years. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

BLOOMBERG U.S. AGGREGATE BOND INDEX – Is made up of the Bloomberg U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. The Index does not reflect any deductions for fees, expenses or taxes. A direct investment in an index is not possible.

Intrepid Income Fund

Total Return Based on a $10,000 Investment (continued)
(Unaudited)

Average Annual Total Returns (for periods ended September 30, 2022)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(07/02/07)
Intrepid Income Fund –
Institutional Class	-3.59%	4.80%	3.90%	3.26%	3.88%
Bloomberg U.S. Gov/
Credit 1-5Y TR Index	-7.29%	-0.90%	0.55%	0.88%	2.14%
Bloomberg U.S.
Aggregate Bond Index	-14.60%	-3.26%	-0.27%	0.89%	2.87%

Intrepid Capital Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2022 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$20,973,283
Corporate Bonds	7,875,682
Short-Term Investments	6,676,224
Bank Loans	5,930,000
Convertible Bonds	1,358,354
Real Estate Investment Trust (REIT)	528,760
Warrants	36,013
Cash*	(51,408)
$43,326,908

*	Cash, cash equivalents and other liabilities less assets.

Country Exposure	% of Long-Term Investments
United States	85%
Canada	6%
Jersey	3%
Mexico	3%
Ireland	2%
Luxembourg	1%

Intrepid Small Cap Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2022 (Unaudited)

INTREPID SMALL CAP FUND

Components of Portfolio Holdings
Information Technology	$13,936,189
Consumer Discretionary	7,123,418
Industrials	6,953,565
Financials	6,184,077
U.S. Treasury Bill	4,910,136
Energy	3,363,341
Real Estate	2,365,530
Consumer Staples	2,245,216
Materials	2,091,069
Communication Services	1,854,621
Cash*	2,164,575
$53,191,737

The sector and industry classifications presented in this report, present the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*	Cash, cash equivalents and other assets less liabilities.

Note: For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Intrepid Small Cap Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2022 (Unaudited) (Continued)

Country Exposure	% of Long-Term Investments
United States	76%
Cayman Islands	8%
Jersey	6%
Israel	5%
Mexico	4%
Luxembourg	1%

Intrepid Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2022 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$169,536,510
Bank Loans	60,860,500
Convertible Bonds	26,126,928
Short-Term Investment	6,761,572
Cash*	13,668,812
$276,954,322

*	Cash, cash equivalents and other assets less liabilities.

Country Exposure	% of Long-Term Investments
United States	78%
Canada	14%
Italy	3%
Luxembourg	2%
Ireland	2%
Bermuda	1%

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
September 30, 2022

BANK LOANS - 13.69%	Principal Amount	Value
Health Care - 13.69%
Gage Growth Corp. 13.250%, 11/30/2022 (a)	$1,000,000	$1,020,000
Shryne Group, Inc. 13.250%, 05/26/2026 (a)(b)	1,000,000	980,000
VCP23, LLC 7.000%, 04/30/2024 (a)(b)	1,000,000	930,000
Verano Holdings Corp. 8.500%, 08/28/2023 (a)	1,000,000	1,000,000
Verano Holdings Corp. 9.750%
(1 Month LIBOR USD + 0.975%), 05/20/2023 (c)	2,000,000	2,000,000
TOTAL BANK LOANS (Cost $5,956,069)		5,930,000

COMMON STOCKS - 48.41%	Shares
Capital Goods - 2.48%
Acuity Brands, Inc.	6,816	1,073,316

Commercial & Professional Services - 2.14%
Copart, Inc. (d)	8,713	927,063

Consumer Durables & Apparel - 4.63%
Carter’s, Inc.	16,717	1,095,465
Levi Strauss & Co. - Class A	63,000	911,610
		2,007,075

Diversified Financials - 5.65%
Berkshire Hathaway, Inc. - Class B (d)	4,615	1,232,297
Jefferies Financial Group, Inc.	41,253	1,216,964
		2,449,261

Energy - 3.41%
Civitas Resources, Inc.	25,761	1,478,424

Food, Beverage & Tobacco - 2.97%
Becle SAB de CV (e)	730,215	1,288,241

Health Care Equipment & Services - 2.57%
CVS Health Corp.	11,673	1,113,254

Media & Entertainment - 6.38%
Alphabet, Inc. - Class A (d)	12,595	1,204,712
IAC, Inc. (d)	8,764	485,350
Take-Two Interactive Software, Inc. (d)	9,872	1,076,048
		2,766,110

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2022

COMMON STOCKS - 48.41% (continued)	Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences - 1.73%
Trulieve Cannabis Corp. (d)(e)	88,335	$750,114

Real Estate - 3.69%
FRP Holdings, Inc. (d)	29,429	1,599,760

Retailing - 4.94%
Dollar General Corp.	4,448	1,066,897
The TJX Companies, Inc.	17,307	1,075,111
		2,142,008

Software & Services - 7.80%
Accenture PLC - Class A (e)	3,453	888,457
Dropbox, Inc. - Class A (d)	49,233	1,020,108
WNS Holdings Ltd. - ADR (d)(e)	17,963	1,470,092
		3,378,657
TOTAL COMMON STOCKS (Cost $17,712,617)		20,973,283

REAL ESTATE INVESTMENT TRUST (REIT) - 1.22%
Real Estate - 1.22%
PotlatchDeltic Corp.	12,884	528,760
TOTAL REIT (Cost $347,090)		528,760

CONVERTIBLE BONDS - 3.14%	Principal Amount
Diversified Financials - 0.91%
WisdomTree Investments, Inc.
4.250%, 06/15/2023 (a)	$400,000	396,250

Real Estate - 2.22%
CTO Realty Growth, Inc.
3.875%, 04/15/2025 (a)	814,000	962,104
TOTAL CONVERTIBLE BONDS
(Cost $1,191,096)		1,358,354

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2022

CORPORATE BONDS - 18.18%	Principal Amount	Value
Broadcasting (except Internet) - 2.06%
DISH DBS Corp.
5.875%, 11/15/2024 (a)	$1,000,000	$893,915

Consumer Durables & Apparel - 2.29%
Vista Outdoor, Inc.
4.500%, 03/15/2029 (a)(f)	1,400,000	991,115

Consumer Services - 2.67%
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (a)(f)	1,163,000	1,157,976

Energy - 2.28%
DCP Midstream LP
7.375% (3 Month LIBOR USD + 5.148%),
06/15/2023 (c)	1,000,000	989,020

Food, Beverage & Tobacco - 1.13%
Turning Point Brands, Inc.
5.625%, 02/15/2026 (a)(f)	564,000	490,415

Pharmaceuticals, Biotechnology
& Life Sciences - 4.34%
Ayr Wellness, Inc.
12.500%, 12/10/2024 (a)(e)	1,000,000	920,078
Trulieve Cannabis Corp.
9.750%, 06/18/2024 (a)(e)	1,005,000	961,067
		1,881,145

Pipeline Transportation - 0.35%
PBF Logistics Finance Corp.
6.875%, 05/15/2023 (a)	150,000	149,859

Securities, Commodity Contracts, and Other
Financial Investments and Related Activities - 1.41%
Atento Luxco 1 SA
8.000%, 02/10/2026 (a)(e)(f)	1,400,000	612,738

Support Activities for Mining - 1.64%
Exterran Energy Solutions LP
8.125%, 05/01/2025 (a)	700,000	709,499
TOTAL CORPORATE BONDS (Cost $8,994,340)		7,875,682

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2022

WARRANTS - 0.08%	Shares	Value
Health Care - 0.08%
Cansortium Holdings LLC
Expiration: 04/29/2025,
Exercise Price: $1.20 (b)(d)	250,000	$31,250
Green Thumb Industries, Inc.
Expiration: 10/15/2026,
Exercise Price: $30.00 (b)(d)	7,328	4,763
TOTAL WARRANTS (Cost $0)		36,013

SHORT-TERM INVESTMENTS - 15.41%	Shares
Money Market Fund - 6.34%
STIT - Treasury Portfolio -
Institutional Class, 2.88% (g)	2,748,115	2,748,115

US TREASURY BILL - 9.07%
United States Treasury Bill
3.880%, 05/23/2023 (d)(h)	4,000,000	3,928,109
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,676,224)		6,676,224
Total Investments (Cost $40,877,436) - 100.12%		43,378,316
Liabilities in Excess of Other Assets - (0.12%)		(51,408)
TOTAL NET ASSETS - 100.00%		$43,326,908

ADR - American Depositary Receipt
Percentages are stated as a percent of net assets
(a)	The rate listed is a fixed rate.
(b)
Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a Level 3 security. See Footnote 2. The aggregate value of fair valued securities as of September 30, 2022 was $1,946,013, which represented 4.49% of net assets.

(c)	Variable Rate Security. The rate listed is as of September 30, 2022.
(d)	Non-income producing security.
(e)	Foreign Issued Security.
(f)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of September 30, 2022, the value of these investments was $3,252,244, or 7.51% of total net assets.

(g)	Rate listed is the 7-day effective yield.
(h)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS
September 30, 2022

COMMON STOCKS - 83.43%	Shares	Value
Banks - 1.91%
Hilltop Holdings, Inc.	40,844	$1,014,973

Capital Goods - 8.03%
Acuity Brands, Inc.	9,677	1,523,837
Helios Technologies, Inc.	13,055	660,583
Park Aerospace Corp.	188,995	2,086,505
		4,270,925

Commercial & Professional Services - 5.04%
Franklin Covey Co. (a)	59,102	2,682,640

Consumer Durables & Apparel - 13.39%
Carter’s, Inc.	23,820	1,560,924
Delta Apparel, Inc. (a)	72,427	1,013,254
LGI Homes, Inc. (a)	24,804	2,018,302
Skechers U.S.A., Inc. - Class A (a)	79,790	2,530,939
		7,123,419

Diversified Financials - 6.45%
Cboe Global Markets, Inc.	11,649	1,367,243
Jefferies Financial Group, Inc.	69,923	2,062,729
		3,429,972

Energy - 6.32%
Civitas Resources, Inc.	58,605	3,363,341

Food, Beverage & Tobacco - 4.22%
Becle SAB de CV (b)	1,272,658	2,245,216

Materials - 3.93%
Ardagh Metal Packaging SA (b)	90,237	436,747
Valvoline, Inc.	65,285	1,654,322
		2,091,069

Media & Entertainment - 3.49%
IAC, Inc. (a)	33,489	1,854,621

Real Estate - 4.45%
FRP Holdings, Inc. (a)	43,516	2,365,530

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2022

COMMON STOCKS - 83.43% (continued)	Shares	Value
Software & Services - 15.53%
Conduent, Inc. (a)	391,528	$1,307,704
Dropbox, Inc. - Class A (a)	125,109	2,592,259
Pagseguro Digital Ltd. - Class A (a)(b)	104,175	1,378,235
WNS Holdings Ltd. - ADR (a)(b)	36,447	2,982,822
		8,261,020

Technology Hardware & Equipment - 10.67%
Fabrinet (a)(b)	30,901	2,949,500
Silicom Ltd. (a)(b)	77,127	2,725,668
		5,675,168
TOTAL COMMON STOCKS (Cost $42,486,950)		44,377,894

EXCHANGE-TRADED FUND - 3.27%
Diversified Financials - 3.27%
iShares Gold Trust	55,158	1,739,132
TOTAL EXCHANGE-TRADED FUND
(Cost $1,411,681)		1,739,132

SHORT-TERM INVESTMENT - 9.23%	Principal Amount
U.S. Treasury Bill - 9.23%
3.880%, 03/23/2023 (c)	$5,000,000	4,910,136
TOTAL SHORT-TERM INVESTMENT
(Cost $4,910,136)		4,910,136
Total Investments (Cost $48,808,767) - 95.93%		51,027,162
Other Assets in Excess of Liabilities - 4.07%		2,164,575
TOTAL NET ASSETS - 100.00%		$53,191,737

ADR - American Depositary Receipt
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign Issued Security.
(c)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
September 30, 2022

BANK LOANS - 21.97%	Principal Amount	Value
Health Care - 20.34%
Devi Holdings, Inc. 11.750%, 05/08/2024 (a)(b)	$7,500,000	$7,424,250
Gage Growth Corp. 13.250%, 11/30/2022 (a)	12,000,000	12,240,000
Shryne Group, Inc.13.250%, 04/30/2024 (a)(b)	9,000,000	8,820,000
VCP23, LLC 7.000%, 04/30/2024 (a)(b)	9,000,000	8,370,000
Verano Holdings Corp.
8.500%, 08/28/2023 (a)	9,000,000	9,000,000
8.500%, 04/19/2023 (a)	5,000,000	5,000,000
Verano Holdings Corp. 9.750%
(1 Month LIBOR USD + 0.975%), 05/20/2023 (c)	5,500,000	5,500,000
		56,354,250

Household & Personal Products - 1.63%
Ascend Wellness Holdings, Inc.,
9.500%, 08/27/2025 (a)	5,000,000	4,506,250
TOTAL BANK LOANS (Cost $61,316,413)		60,860,500

CONVERTIBLE BONDS - 9.43%
Capital Goods - 1.09%
Lightning eMotors, Inc.
7.500%, 05/15/2024 (a)(d)	4,500,000	3,014,984

Diversified Financials - 4.19%
EZCORP, Inc.
2.375%, 05/01/2025 (a)	13,500,000	11,603,250

Media & Entertainment - 1.91%
WildBrain Ltd.
5.875%, 09/30/2024 (a)(e)	7,500,000	5,293,734

Real Estate - 1.30%
DigitalBridge Group, Inc.
5.000%, 04/15/2023 (a)	3,652,000	3,613,654

Telecommunication Services - 0.94%
Liberty Latin America Ltd.
2.000%, 07/15/2024 (a)(e)	2,958,000	2,601,306
TOTAL CONVERTIBLE BONDS
(Cost $27,731,848)		26,126,928

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2022

CORPORATE BONDS - 61.22%	Principal Amount	Value
Clothing and Clothing Accessories Stores - 1.76%
Abercrombie & Fitch Management Co.
8.750%, 07/15/2025 (a)(d)	$5,000,000	$4,881,675

Commercial & Professional Services - 2.66%
Cimpress PLC
7.000%, 06/15/2026 (a)(d)(e)	8,000,000	5,455,440
IAA, Inc.
5.500%, 06/15/2027 (a)(d)	200,000	182,757
Ritchie Bros Auctioneers, Inc.
5.375%, 01/15/2025 (a)(d)(e)	1,721,000	1,690,642
		7,328,839

Consumer Durables & Apparel - 4.71%
LGI Homes, Inc.
4.000%, 07/15/2029 (a)(d)	2,400,000	1,788,559
Newell Brands, Inc.
4.100%, 04/01/2023 (a)	5,000,000	5,000,580
Vista Outdoor, Inc.
4.500%, 03/15/2029 (a)(d)	8,795,000	6,226,331
		13,015,470

Consumer Services - 3.01%
Brinker International, Inc.
5.000%, 10/01/2024 (a)(d)	7,000,000	6,738,114
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (a)(d)	1,606,000	1,599,062
		8,337,176

Diversified Financials - 2.96%
AFC Gamma, Inc.
5.750%, 05/01/2027 (a)(d)	10,000,000	8,200,000

Energy - 12.66%
Bristow Group, Inc.
6.875%, 03/01/2028 (a)(d)	7,550,000	6,683,600
CVR Energy, Inc.
5.250%, 02/15/2025 (a)(d)	5,985,000	5,398,379

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2022

CORPORATE BONDS - 61.22% (continued)	Principal Amount	Value
Energy - 12.66% (continued)
DCP Midstream LP
7.375% (3 Month LIBOR USD + 5.148%),
06/15/2023 (c)	$11,075,000	$10,953,396
Energy Transfer LP
5.875%, 01/15/2024 (a)	245,000	245,727
W&T Offshore, Inc.
9.750%, 11/01/2023 (a)(d)	12,000,000	11,774,443
		35,055,545

Food, Beverage & Tobacco - 2.70%
Turning Point Brands, Inc.
5.625%, 02/15/2026 (a)(d)	8,610,000	7,486,653

Materials - 1.04%
Valvoline, Inc.
4.250%, 02/15/2030 (a)(d)	3,040,000	2,882,986

Media & Entertainment - 1.43%
Rackspace Technology Global, Inc.
5.375%, 12/01/2028 (a)(d)	8,416,000	3,955,520

Personal and Laundry Services - 1.40%
ANGI Group LLC
3.875%, 08/15/2028 (a)(d)	5,500,000	3,889,216

Pharmaceuticals, Biotechnology & Life Sciences - 8.38%
Ayr Wellness, Inc.
12.500%, 12/10/2024 (a)(e)	9,000,000	8,280,699
Trulieve Cannabis Corp.
9.750%, 06/18/2024 (a)(e)	4,098,000	3,918,858
8.000%, 10/06/2026 (a)(e)	12,000,000	11,003,220
		23,202,777

Pipeline Transportation - 3.01%
PBF Logistics LP
6.875%, 05/15/2023 (a)	8,344,000	8,336,157

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2022

CORPORATE BONDS - 61.22% (continued)	Principal Amount	Value
Securities, Commodity Contracts, and Other
Financial Investments and Related Activities - 2.08%
Atento Luxco 1 SA
8.000%, 02/10/2026 (a)(d)(e)	$13,152,000	$5,756,236

Support Activities for Mining - 7.71%
Earthstone Energy Holdings LLC
8.000%, 04/15/2027 (a)(d)	8,000,000	7,474,080
Ensign Drilling, Inc.
9.250%, 04/15/2024 (a)(d)(e)	6,700,000	5,949,290
Exterran Energy Solutions LP
8.125%, 05/01/2025 (a)	7,850,000	7,956,524
		21,379,894

Telecommunication Services - 3.36%
Cincinnati Bell Telephone Co LLC
6.300%, 12/01/2028 (a)	2,753,000	2,471,120
Linkem SpA
7.693% (3 Month EURIBOR + 6.000%),
11/09/2022 (c)(d)(e)	7,000,000	6,843,173
		9,314,293

Utilities - 2.35%
IEA Energy Services LLC
6.625%, 08/15/2029 (a)(d)	6,640,000	6,514,073
TOTAL CORPORATE BONDS
(Cost $187,864,551)		169,536,510

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2022

SHORT TERM INVESTMENT - 2.44%	Shares	Value
Money Market Fund - 2.44%
STIT - Treasury Portfolio -
Institutional Class, 2.88% (f)	6,761,572	$6,761,572
TOTAL SHORT TERM INVESTMENT
(Cost $6,761,572)		6,761,572
Total Investments (Cost $283,674,384) - 95.06%		263,285,510
Other Assets in Excess of Liabilities - 4.94%		13,668,812
TOTAL NET ASSETS - 100.00%		$276,954,322

Percentages are stated as a percent of net assets.
(a)	The rate listed is a fixed rate.
(b)
Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a Level 3 security. See Footnote 2. The aggregate value of fair valued securities as of September 30, 2022 was $24,614,250, which represented 8.90% of net assets.

(c)	Variable Rate Security. The rate listed is as of September 30, 2022.
(d)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of September 30, 2022, the value of these investments was $114,983,883, or 41.52% of total net assets.

(e)	Foreign Issued Security.
(f)	Rate listed is the 7-day effective yield.

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
September 30, 2022

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered	Unrealized
Counterparty	Settlement	to be	in Local	to be	in Local	Appreciation
of Contracts	Date	Received	Currency	Delivered	Currency	(Depreciation)
State Street Bank	10/03/2022	USD	6,165,340	CAD	7,720,313	$576,405
State Street Bank	03/31/2023	USD	5,627,333	CAD	7,720,313	28,958
State Street Bank	11/09/2022	USD	6,805,638	EUR	7,046,027	(119,534)
						$485,829

See notes to financial statements.

Intrepid Funds

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2022

	Intrepid	Intrepid	Intrepid
	Capital Fund	Small Cap Fund	Income Fund
ASSETS:
Investments, at value(1)	$43,378,316	$51,027,162	$263,285,510
Income receivable	311,447	23,195	5,617,491
Receivable for fund shares sold	2,227	12,145	1,306,758
Receivable from Investment Adviser	—	—	8,483,560
Cash	—	3,167,413	—
Appreciation on forward currency contracts	—	—	485,829
Other assets	14,537	26,808	30,591
Total assets	43,706,527	54,256,723	279,209,739
LIABILITIES:
Payable for fund shares redeemed	91,889	7,372	986,989
Payable for investment securities purchased	190,007	975,201	877,656
Payable for foreign currencies purchased	—	—	30,465
Payable to Investment Adviser	9,329	18,480	136,173
Payable to Trustees	1,727	1,830	10,298
Payable to Custodian	2,331	1,072	6,225
Distribution payable	18,019	—	104,640
Accrued distribution fees	11,752	6,254	—
Other expenses payable	54,565	54,777	102,971
Total liabilities	379,619	1,064,986	2,255,417
Total net assets	$43,326,908	$53,191,737	$276,954,322
NET ASSETS CONSIST OF:
Capital stock	$61,068,291	$56,165,911	$305,413,577
Total distributable earnings	(17,741,383)	(2,974,174)	(28,459,255)
Total net assets	$43,326,908	$53,191,737	$276,954,322
Investor Class
Net assets	$14,243,917	$29,849,924	$—
Shares outstanding	1,441,271	2,236,638	—
Institutional Class
Net assets	29,082,991	23,341,813	276,954,322
Shares outstanding	2,930,793	1,692,084	31,478,633
Total shares outstanding (unlimited
shares of no par value authorized)	4,372,064	3,928,722	31,478,633
Investor Class Net asset value, offering
and redemption price per share(3)	$9.88	$13.35	$—
Institutional Class Net asset value, offering
and redemption price per share(3)	$9.92	$13.79	$8.80
(1) Cost of Investments	$40,877,436	$48,808,767	$283,674,384

(2)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2022

	Intrepid	Intrepid	Intrepid
	Capital Fund	Small Cap Fund	Income Fund
INVESTMENT INCOME:
Dividend income	$408,309	$800,511	$792,181
Interest income	1,392,310	—	21,931,425
Total investment income	1,800,619	800,511	22,723,606
Advisory fees (See Note 3)	504,584	666,203	2,223,556
Administration fees	73,718	86,766	255,838
Fund accounting fees	64,141	62,355	100,595
Audit/Tax fees	55,934	49,184	55,394
Shareholder servicing fees and expenses	55,112	63,282	115,235
Distribution (12b-1) fees -
Investor Class Only (See Note 4)	40,803	93,981	—
Federal and state registration	35,532	38,323	33,367
Legal fees	17,905	16,119	15,622
Custody fees	14,135	9,537	28,276
Miscellaneous	7,216	4,875	20,032
Trustees fees and expenses	6,101	7,263	42,167
Reports to shareholders	5,001	1,385	12,469
Insurance	2,817	4,384	8,722
Interest fees	—	—	32,335
Total expenses before Adviser waiver	882,999	1,103,657	2,943,608
Expenses waived by Adviser (See Note 3)	(261,924)	(281,135)	(243,006)
Total net expenses	621,075	822,522	2,700,602
Net investment income (loss)	1,179,544	(22,011)	20,023,004
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation	3,552,127	565,056	(8,246,227)
Forward currency contracts	—	32,588	708,099
Net change in unrealized
appreciation (depreciation) on:
Investments and foreign currency translation	(11,339,181)	(17,248,718)	(25,681,170)
Forward currency contracts	—	(124,502)	485,829
Net realized and unrealized loss	(7,787,054)	(16,775,576)	(32,733,469)
Net decrease in net assets
resulting from operations	$(6,607,510)	$(16,797,587)	$(12,710,465)

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
OPERATIONS:
Net investment income	$1,179,544	$955,345
Net realized gain on investments and
foreign currency translation	3,552,127	4,092,638
Net change in unrealized
appreciation (depreciation)	(11,339,181)	8,145,376
Net increase (decrease) in assets
resulting from operations	(6,607,510)	13,193,359

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders - Investor Class
Ordinary Income	(360,288)	(301,176)
Return of Capital	(36,668)	(86,810)
Net dividends and distributions
to shareholders - Institutional Class
Ordinary Income	(708,787)	(598,883)
Return of Capital	(70,119)	(155,867)
Total dividends and distributions	(1,175,862)	(1,142,736)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	262,827	773,915
Proceeds from shares sold - Institutional Class	2,349,529	448,642
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	372,130	367,708
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	739,073	709,279
Cost of shares redeemed - Investor Class(1)	(3,526,981)	(5,675,653)
Cost of shares redeemed - Institutional Class(2)	(4,167,595)	(17,820,042)
Net decrease in net assets
from capital share transactions	(3,971,017)	(21,196,151)

TOTAL DECREASE IN NET ASSETS	$(11,754,389)	$(9,145,528)

NET ASSETS:
Beginning of Year	55,081,297	64,226,825
End of Year	$43,326,908	$55,081,297

(1)	Net of redemption fees of $0 and $2, respectively.
(2)	Net of redemption fees of $1,369 and $0, respectively.

See notes to financial statements.

Intrepid Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
OPERATIONS:
Net investment loss	$(22,011)	$(776,476)
Net realized gain on investments
and foreign currency translation	597,644	10,527,124
Net change in unrealized appreciation	(17,373,220)	10,441,022
Net increase in assets resulting from operations	(16,797,587)	20,191,670

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders - Investor Class	—	—
Net dividends and distributions
to shareholders - Institutional Class	—	—
Total dividends and distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Net Assets from merger - Investor Class (Note 9)	—	11,692,610
Proceeds from shares sold - Investor Class	1,529,282	2,808,025
Proceeds from shares sold - Institutional Class	1,476,712	20,161,362
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	—	—
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	—	—
Cost of shares redeemed - Investor Class(1)	(5,541,363)	(26,344,374)
Cost of shares redeemed - Institutional Class(2)	(6,003,444)	(8,236,023)
Net increase (decrease) in net assets
from capital share transactions	(8,538,813)	81,600

TOTAL INCREASE (DECREASE)
IN NET ASSETS	(25,336,400)	20,273,270

NET ASSETS:
Beginning of Year	78,528,137	58,254,867
End of Year	$53,191,737	$78,528,137

(1)	Net of redemption fees of $0 and $272, respectively.
(2)	Net of redemption fees of $20 and $0, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
OPERATIONS:
Net investment income	$20,023,004	$8,822,527
Net realized gain (loss) on investments
and foreign currency translation	(7,538,128)	4,708,259
Net change in unrealized
appreciation (depreciation)	(25,195,341)	5,304,503
Net increase in assets resulting from operations	(12,710,465)	18,835,289

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders	(19,979,452)	(8,804,931)
Total dividends and distributions	(19,979,452)	(8,804,931)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	241,036,090	176,341,013
Proceeds from shares issued to holders in
reinvestment of dividends	18,528,930	7,705,412
Cost of shares redeemed(1)	(215,132,841)	(24,060,324)
Net increase in net assets
from capital share transactions	44,432,179	159,986,101

TOTAL INCREASE IN NET ASSETS	11,742,262	170,016,459

NET ASSETS:
Beginning of Year	265,212,060	95,195,601
End of Year	$276,954,322	$265,212,060

(1)	Net of redemption fees of $37,966 and $2,293, respectively.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2022	2021	2020	2019	2018
NET ASSET VALUE:
Beginning of year	$11.69	$9.58	$10.28	$11.64	$11.92

OPERATIONS:
Net investment income(1)(2)	0.25	0.16	0.11	0.24	0.19
Net realized and unrealized gain (loss)
on investment securities	(1.80)	2.16	(0.31)	(1.21)	(0.04)
Total from operations(3)	(1.55)	2.32	(0.20)	(0.97)	0.15

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.16)	(0.50)	(0.20)	(0.19)
From return of capital	(0.02)	(0.05)	—	—	—
From net realized gains	—	—	—	(0.19)	(0.24)
Total distributions	(0.26)	(0.21)	(0.50)	(0.39)	(0.43)

NET ASSET VALUE:
End of year	$9.88	$11.69	$9.58	$10.28	$11.64
Total return	-13.39%	24.30%	-1.88%	-8.26%	1.24%
Net assets at end of year (000s omitted)	$14,244	$19,764	$20,038	$34,291	$64,198

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.92%	1.82%	1.69%	1.53%	1.46%
After expense
reimbursement/recoupment	1.40%	1.40%	1.40%	1.40%	1.40%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.65%	1.04%	0.91%	1.43%	1.20%
After expense
reimbursement/recoupment	2.17%	1.46%	1.20%	1.56%	1.26%
Portfolio turnover rate	36%	17%	60%	54%	46%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the years ended September 30, 2019 and 2018.

(2)	Net investment income per share is calculated using the average shares outstanding method for the years ended September 30, 2022, 2021, and 2020.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the years ended September 30, 2021, 2020, 2019, 2018, and 2017.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2022	2021	2020	2019	2018
NET ASSET VALUE:
Beginning of year	$11.72	$9.59	$10.29	$11.65	$11.92

OPERATIONS:
Net investment income(1)(2)	0.27	0.19	0.14	0.22	0.18
Net realized and unrealized gain (loss)
on investment securities	(1.80)	2.17	(0.32)	(1.16)	(0.00	)(4)
Total from operations(3)	(1.53)	2.36	(0.18)	(0.94)	0.18

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.16)	(0.52)	(0.23)	(0.21)
From return of capital	(0.03)	(0.07)	—	—	—
From net realized gains	—	—	—	(0.19)	(0.24)
Total distributions	(0.27)	(0.23)	(0.52)	(0.42)	(0.45)

NET ASSET VALUE:
End of year	$9.92	$11.72	$9.59	$10.29	$11.65
Total return	-13.23%	24.72%	-1.67%	-8.07%	1.52%
Net assets at end of year (000s omitted)	$29,083	$35,318	$44,189	$84,874	$256,969

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.67%	1.57%	1.44%	1.28%	1.21%
After expense
reimbursement/recoupment	1.15%	1.15%	1.15%	1.15%	1.15%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.91%	1.29%	1.17%	1.71%	1.46%
After expense
reimbursement/recoupment	2.43%	1.71%	1.46%	1.84%	1.52%
Portfolio turnover rate	36%	17%	60%	54%	46%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the years ended September 30, 2019 and 2018.

(2)	Net investment income per share is calculated using the average shares outstanding method for the years ended September 30, 2022, 2021, and 2020.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the years ended September 30, 2022, 2021, 2020, 2019, 2018, and 2017.
(4)	The amount represents less than $0.01 per share.

See notes to financial statements.

Intrepid Small Cap Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2022	2021		2020	2019	2018
NET ASSET VALUE:
Beginning of year	$17.51	$14.09		$13.56	$13.89	$14.46

OPERATIONS:
Net investment income (loss)(1)	(0.02)	(0.18)		(0.07)	0.08	0.04
Net realized and unrealized gain (loss)
on investment securities	(4.14)	3.60		0.71	(0.34)	(0.10)
Total from operations(2)	(4.16)	3.42		0.64	(0.26)	(0.06)

LESS DISTRIBUTIONS:
From net investment income	—	—		(0.11)	(0.07)	(0.01)
From net realized gains	—	—		—	—	(0.50)
Total distributions	—	—		(0.11)	(0.07)	(0.51)

NET ASSET VALUE:
End of year	$13.35	$17.51		$14.09	$13.56	$13.89
Total return	-23.76%	24.27%		4.72%	-1.85%	-0.49%
Net assets at end of year (000s omitted)	$29,850	$43,458		$38,376	$51,076	$75,405

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.77%	1.73%		1.73%	1.55%	1.48%
After expense
reimbursement/recoupment	1.30%	1.31	%(3)	1.40%	1.38%	1.37%

RATIO OF NET INVESTMENT
INCOME (LOSS) TO AVERAGE
NET ASSETS:
Before expense
reimbursement/recoupment	(0.57)%	(1.44)%		(0.87)%	0.41%	0.14%
After expense
reimbursement/recoupment	(0.10)%	(1.04)%		(0.54)%	0.58%	0.25%
Portfolio turnover rate	66%	81%		105%	59%	44%

(1)	Net investment income (loss) per share is calculated using the average shares outstanding method for the years ended September 30, 2022, 2021, 2020, 2019 and 2018.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the years ended September 30, 2021, 2020, 2019, 2018, and 2017.
(3)	Expense waiver of 1.30% was implemented on January 22, 2021.

See notes to financial statements.

Intrepid Small Cap Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2022	2021	2020	2019	2018
NET ASSET VALUE:
Beginning of year	$18.07	$14.52	$13.94	$14.25	$14.81

OPERATIONS:
Net investment income gain (loss)(1)(2)	0.01	(0.16)	(0.04)	0.11	0.19
Net realized and unrealized gain (loss)
on investment securities	(4.29)	3.71	0.74	(0.34)	(0.23)
Total from operations(3)	(4.28)	3.55	0.70	(0.23)	(0.04)

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.12)	(0.08)	(0.02)
From net realized gains	—	—	—	—	(0.50)
Total distributions	0.00	0.00	(0.12)	(0.08)	(0.52)

NET ASSET VALUE:
End of year	$13.79	$18.07	$14.52	$13.94	$14.25
Total return	-23.63%	24.45%	5.02%	-1.61%	-0.34%
Net assets at end of year (000s omitted)	$23,342	$35,070	$19,879	$30,516	$48,117

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.51%	1.51%	1.48%	1.32%	1.26%
After expense
reimbursement/recoupment	1.15%	1.15%	1.15%	1.15%	1.15%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.31)%	(1.23)%	(0.60)%	0.64%	0.37%
After expense
reimbursement/recoupment	0.05%	(0.87)%	(0.27)%	0.81%	0.48%
Portfolio turnover rate	66%	81%	105%	59%	44%

(1)
Net investment income per share is calculated using the ending accumulated net investment income (loss) balances prior to consideration or adjustment for permanent book-to-tax differences for the year ended September 30, 2018.

(2)	Net investment income (loss) per share is calculated using the average shares outstanding method for each of the years ended September 30, 2022, 2021, 2020, and 2019.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 for each of the years ended September 30, 2022, 2021, 2020, 2019, 2018, and 2017.

See notes to financial statements.

Intrepid Income Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2022	2021	2020	2019	2018
NET ASSET VALUE:
Beginning of year	$9.78	$8.93	$9.17	$9.21	$9.29

OPERATIONS:
Net investment income(1)(2)	0.64	0.61	0.47	0.32	0.27
Net realized and unrealized gain (loss)
on investment securities	(0.97)	0.84	(0.27)	(0.04)	(0.08)
Total from operations(4)	(0.33)	1.45	0.20	0.28	0.19

LESS DISTRIBUTIONS:
From net investment income	(0.65)	(0.60)	(0.44)	(0.32)	(0.27)
From net realized gains	—	—	—	—	—
Total distributions	(0.65)	(0.60)	(0.44)	(0.32)	(0.27)

NET ASSET VALUE:
End of year	$8.80	$9.78	$8.93	$9.17	$9.21
Total return	-3.59%	16.62%	2.27%	3.07%	2.05%
Net assets at end of year (000s omitted)	$276,954	$265,212	$95,196	$58,672	$74,620

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	0.98%	1.04%	1.17%	1.09%	1.03%
After expense
reimbursement/recoupment	0.91%	0.91%	0.91%	0.90%	0.90%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	6.68%	6.25%	4.99%	3.13%	2.70%
After expense
reimbursement/recoupment	6.75%	6.38%	5.25%	3.32%	2.83%
Portfolio turnover rate	146%	94%	144%	104%	52%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the years ended September 30, 2019 and 2018.

(2)	Net investment income per share is calculated using the average shares outstanding method for each of the years ended September 30, 2022, 2021, and 2020.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the years ended September 30, 2022, 2021, 2020, 2019 and 2018.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
September 30, 2022

1.	ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At September 30, 2022, the Trust consisted of three series (the “Funds”): Intrepid Capital Fund, Intrepid Small Cap Fund, and Intrepid Income Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Small Cap Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Small Cap Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2009 and ceased operations on January 31, 2014.  Effective as of the close of business on January 31, 2014 all Investor Class shares of the Intrepid Income Fund were converted into Institutional Class shares.  The Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010.  Effective as of June 6, 2022, the Intrepid Endurance Fund changed its name to the Intrepid Small Cap Fund.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).  The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Valuation of Securities

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

• Level 1 -	Quoted prices in active markets for identical securities.

• Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2022

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds, real estate investments trusts and certain preferred securities, which are traded on an exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price.  If there are no sales on a given day for securities traded on an exchange, the latest mean quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the latest mean quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  When using the latest mean quotation, the security will be classified as Level 2.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, senior loans, and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  Amortized cost will not be used if it does not approximate fair value, due to credit or other impairments of the issuer.  These securities will generally be classified as Level 2 securities.  Warrants for which the underlying security is registered and equities which are subject to a required holding period, but have a comparable public issue, are valued in good faith by the adviser pursuant to procedures established under the general supervision and responsibility of the Board. These securities will generally be classified as Level 2 securities. If the warrant is exchange traded and the official closing price of the exchange is used, these instruments are classified as Level 1 securities.

Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2022

Effective September 8, 2022 and pursuant to the requirements of Rule 2a-5, the Board designated the Adviser as its valuation designee to perform fair value determinations and approved new valuation procedures for the Fund. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the valuation designee pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 assets.

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

As of September 30, 2022, the Funds’ assets and liabilities carried at fair value were classified as follows:

Intrepid Capital Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Total Bank Loans*
Health Care	$—	$4,020,000	$930,000	$4,950,000
Household and
Personal Products	—	—	980,000	980,000
Total Bank Loans	—	4,020,000	1,910,000	5,930,000
Total Common Stocks*	20,973,283	—	—	20,973,283
Total Real Estate
Investment Trust (REIT)*	528,760	—	—	528,760
Total Convertible Bonds*	—	1,358,354	—	1,358,354
Total Corporate Bonds*	—	7,875,682	—	7,875,682
Total Warrants*
Health Care	—	—	36,013	36,013
Total Warrants	—	—	36,013	36,013
Money Market Fund*	2,748,115	—	—	2,748,115
U.S. Treasury Bill*	—	3,928,109	—	3,928,109
Total Assets	$24,250,158	$17,182,145	$1,946,013	$43,378,316

Intrepid Small Cap Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$44,377,894	$—	$—	$44,377,894
Total Exchange-
Traded Fund*	1,739,132	—	—	1,739,132
U.S. Treasury Bill*	4,910,136	—	—	4,910,136
Total Assets	$51,027,162	$—	$—	$51,027,162

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2022

Intrepid Income Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Total Bank Loans*
Health Care	$—	$31,740,000	$24,614,250	$56,354,250
Household and
Personal Products	—	4,506,250	—	4,506,250
Total Bank Loans	—	36,246,250	24,614,250	60,860,500
Total Convertible Bonds*	—	26,126,928	—	26,126,928
Total Corporate Bonds*	—	169,536,510	—	169,536,510
Money Market Fund*	6,761,572	—	—	6,761,572
Net Unrealized
Appreciation on Forward
Currency Contract	—	485,829	—	485,829
Total Assets	$6,761,572	$232,395,517	$24,614,250	$263,771,339

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period.

	Intrepid	Intrepid
	Capital Fund	Income Fund
Beginning Balance – October 1, 2021	$1,970,000	$9,036,850
Purchases	1,980,000	25,207,500
Sales	—	(3,762,500)
Realized gains	—	260,548
Realized losses	—	—
Change in unrealized
appreciation (depreciation)	(40,000)	(628,148)
Net Transfers Into Level 3	36,013	—
Net Transfers Out of Level 3	(2,000,000)	(5,500,000)
Ending Balance – September 30, 2022	$1,946,013	$24,614,250

As of September 30, 2022, the change in unrealized appreciation on the positions still held in the Intrepid Capital Fund was $(40,000), and was $(628,148) for the Intrepid Income Fund.

The transfer out of Level 3 into Level 2 in the Intrepid Capital Fund and the Intrepid Income Fund were due to the Funds’ pricing agent providing a value for a bank loan that was previously being fair valued in accordance with procedures approved by the Board of Trustees.  The transfer into Level 3 out of Level 2 in the Intrepid Capital Fund is due to the Fund’s pricing agent not providing a value for warrants that they were previously able to provide.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2022

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3.

	Type of		Fair Value at	Valuation	Unobservable
Fund	Security	Industry	9/30/2022	Techniques	Inputs	Range
					Unpublished
Intrepid				Broker	Independent
Capital Fund	Warrant	Health Care	31,250	Quote	Broker Quote	$0.13
					Unpublished
Intrepid				Broker	Independent
Capital Fund	Warrant	Health Care	4,763	Quote	Broker Quote	$0.65
					Unpublished
Intrepid	Bank			Broker	Independent
Capital Fund	Loan	Health Care	930,000	Quote	Broker Quote	$93.00
		Household			Unpublished
Intrepid	Bank	and Personal		Broker	Independent
Capital Fund	Loan	Products	980,000	Quote	Broker Quote	$98.00
					Unpublished
Intrepid	Bank			Broker	Independent
Income Fund	Loan	Health Care	8,370,000	Quote	Broker Quote	$93.00
					Unpublished
Intrepid	Bank			Broker	Independent
Income Fund	Loan	Health Care	8,820,000	Quote	Broker Quote	$98.00
					Unpublished
Intrepid	Bank			Broker	Independent
Income Fund	Loan	Health Care	7,424,250	Quote	Broker Quote	$98.99

The significant unobservable inputs used in the fair value measurement of the bank loans in the Intrepid Capital Fund and Intrepid Income Fund is an unpublished independent broker quote. The price quote is provided by the loan’s underwriter who maintains an active market in the loan and has knowledge of existing and prospective holders. The significant unobservable inputs used in the fair value measurement of the warrants in the Intrepid Capital Fund is an unpublished independent broker quote. The price quote is provided by the warrant’s underwriter who maintains an active market in the warrant and has knowledge of existing and prospective holders.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as forward currency contracts, as a means to manage exposure to different types of risk, including market risk  and exchange rate risk, and to gain exposure to underlying securities. During the period ended September 30, 2022, the Intrepid Income Fund and the Intrepid Small Cap Fund held derivative instruments.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2022

Forward Currency Contracts

The Intrepid Income Fund and Intrepid Small Cap Fund used forward currency contracts during the period for the purpose of hedging exposures to non-U.S. dollar denominated assets. In general the use of these contracts may reduce the overall risk level in a fund, but may also lower fund performance. The use of these contracts does not create leverage in the Fund, but does expose the Fund to counterparty credit risk. When the contract is settled, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it settled.

Effect of Forward Currency Contracts on the Statement of Operations for the Period Ended September 30, 2022

	Change in unrealized	Realized gain
	appreciation (depreciation) on	on forward
	forward currency contracts	currency contracts
Intrepid Small Cap Fund	($124,502)	$ 32,588
Intrepid Income Fund	$485,829	$708,099

The average monthly notional amounts of forward currency contracts during the period ended September 30, 2021 were as follows:

	Intrepid	Intrepid	Intrepid
	Capital Fund	Small Cap Fund	Income Fund
Long Positions
Forward currency contracts	$—	$—	$—

	Intrepid	Intrepid	Intrepid
	Capital Fund	Small Cap Fund	Income Fund
Short Positions
Forward currency contracts	$—	$1,337,727	$1,027,557

Long position forward currency contracts are received and settled in foreign currency. Short position forward currency contracts are received and settled in U.S. dollar.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2022

At September 30, 2022, Intrepid Capital Management Funds Trust is invested in derivative contracts in the Income Fund, which is reflected in the Statements of Assets and Liabilities, as follows:

			Derivative Assets		Derivative Liability
			Statement of		Statement of
		Derivative	Assets and	Fair Value	Assets and	Fair Value
Fund	Risk	Type	Liabilities Location	Amount	Liabilities Location	Amount
Intrepid	Currency	Forward	Unrealized		Unrealized
Income		foreign	appreciation on		depreciation on
Fund		currency	foreign forward		foreign forward
		exchange	currency contracts	$485,829	currency contracts	$—
				$485,829		$—

Offsetting on the Statement of Assets and Liabilities

For financial reporting purposes, the Fund offsets financial assets and financial liabilities that are subject to master netting arrangements or similar agreements within appreciation on forward currency contracts and depreciation on forward currency contracts on the Statements of Assets and Liabilities.

As of September 30, 2022, the gross amount of derivative assets for the Intrepid Income Fund was $605,363 of which $119,534 was offset on the Statement of Assets and Liabilities resulting in $485,829 presented as net derivative assets on the Statement of Assets and Liabilities.

Derivative Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Funds’ adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2022

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency translation.

The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid at least monthly or quarterly, for Intrepid Income Fund and Intrepid Capital Fund, respectively and annually for Intrepid Small Cap Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with, and intend to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2022

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund.  Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class.  Most Fund expenses are allocated by class based on relative net assets.

Other Risks

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

Receivable from Investment Advisor

On August 2, 2022, the Intrepid Income Fund wired $8,370,460 in response to a fraudulent wire request resulting in a loss to the Intrepid Income Fund, after an email account at the investment advisor was compromised as a result of a cyber-breach.  The investment advisor agreed to reimburse the Intrepid Income Fund for the loss and, on August 26, 2022, the investment advisor assessed the recoverability of $8,370,460 as probable and recorded the recovery of the wired monies. The recovery of $8,370,460, was included in Receivable from Investment Advisor on the statement of Assets and Liabilities and was outstanding as of September 30, 2022.

Subsequent Events Evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and Liabilities date of September 30, 2022 through the date the financial statements were issueed. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments except as stated below.

The Intrepid Income Fund received the $8,370,460 from the investment advisor on November 30, 2022.  The investment advisor has also agreed to indemnify and hold harmless the Trust from and against all costs and expenses arising out of or related to the advisor's deposit of the funds into the Fund.

3.	INVESTMENT ADVISER

The Trust has entered into investment advisory agreements (collectively, “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2022

services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on each of the Fund’s average daily net assets in excess of $500 million, on the Intrepid Small Cap Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

For the Intrepid Capital Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses in both the Investor Share Class and Institutional Share Class, including organization expenses, to the extent necessary to ensure that operating expenses did not exceed 1.15%. The Investor Share Class may have a Net Expense ratio higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. For the Intrepid Small Cap Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses in both the Investor Share Class and Institutional Share Class, including organization expenses, to the extent necessary to ensure that the operating expenses did not exceed 1.05% of the Fund’s average daily net assets for the Investor Class shares of the Fund, and do not exceed 1.15% of the average daily net assets for the Institutional Class shares.  The Investor Share Class may have a Net Expense ratio higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) are excluded from the calculation. For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 0.90% of average daily net assets.  The Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result of acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation.  Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the month such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2022

	Year of Expiration
	2023	2024	2025
Intrepid Capital Fund	$246,612	$245,687	$261,924
Intrepid Small Cap Fund	218,761	307,461	281,135
Intrepid Income Fund	205,924	190,174	243,006

4.	DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund and the Small Cap Fund.

Quasar Distributors, LLC serves as distributor to the Funds.

5.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the period ended September 30, 2022 were as follows:

	Non-U.S. Government	U.S. Government
	Purchases	Sales	Purchases	Sales
Intrepid Capital Fund	$17,014,576	$24,376,137	$—	$—
Intrepid Small Cap Fund	40,303,748	52,830,545	—	—
Intrepid Income Fund	393,934,305	362,176,732	9,900,000	9,834,375

6.	CAPITAL SHARE TRANSACTIONS

Intrepid Capital Fund – Investor Class

	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
Shares sold	23,195	71,354
Shares issued to holders in
reinvestment of dividends	34,404	32,172
Shares redeemed	(306,830)	(504,459)
Net decrease in shares	249,231	(400,933)
Shares outstanding:
Beginning of year	1,690,502	2,091,435
End of year	1,441,271	1,690,502

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2022

Intrepid Capital Fund – Institutional Class
	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
Shares sold	209,880	40,503
Shares issued to holders in
reinvestment of dividends	68,900	61,774
Shares redeemed	(362,600)	(1,693,348)
Net decrease in shares	(83,820)	(1,591,071)
Shares outstanding:
Beginning of year	3,014,613	4,605,684
End of year	2,930,793	3,014,613

Intrepid Small Cap Fund – Investor Class

	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
Shares sold	94,229	161,091
Shares issued in
connection with merger	—	1,027,967

Shares redeemed	(340,119)	(1,429,357)
Net decrease in shares	(245,890)	(240,299)
Shares outstanding:
Beginning of year	2,482,528	2,722,827
End of year	2,236,638	2,482,528

Intrepid Small Cap Fund – Institutional Class
	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
Shares sold	91,295	1,048,122
Shares redeemed	(340,337)	(476,162)
Net increase (decrease) in shares	(249,042)	571,960
Shares outstanding:
Beginning of year	1,941,126	1,369,166
End of year	1,692,084	1,941,126

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2022

Intrepid Income Fund
	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
Shares sold	25,317,061	18,181,706
Shares issued to holders in
reinvestment of dividends	1,977,974	801,155
Shares redeemed	(22,929,052)	(2,529,954)
Net increase in shares	4,365,983	16,452,907
Shares outstanding:
Beginning of year	27,112,650	10,659,743
End of year	31,478,633	27,112,650

7.	FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal years ended September 30, 2022 and 2021 are as follows:

	September 30, 2022			September 30, 2021
		Return	Long-Term		Return	Long-Term
	Ordinary	of	Capital	Ordinary	of	Capital
	Income	Capital	Gains	Income	Capital	Gains
Intrepid
Capital
Fund	$1,069,075	$106,787	$—	$900,059	$242,677	$—
Intrepid
Small Cap
Fund	—	—	—	—	—	—
Intrepid
Income
Fund	19,979,452	—	—	8,804,931	—	—

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2022, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Losses)	Gains (Losses)	Capital
Intrepid Capital Fund	$(177,057)	$282,910	$(105,853)
Intrepid Small Cap Fund	638,011	179,248	(817,259)
Intrepid Income Fund	149,372	(149,372)	—

These reclassifications primarily relate to adjustments with differing book and tax methods of accounting for the usage of investment losses and currency adjustments.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2022

As of September 30, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid
	Capital Fund	Small Cap Fund
Cost of investments	$41,096,779	$48,996,343
Unrealized appreciation	5,141,511	7,240,321
Unrealized depreciation	(2,859,974)	(5,209,503)
Net unrealized appreciation	2,281,537	2,030,818
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Distributable income	—	—
Other accumulated loss	(20,022,920)	(5,004,992)
Total accumulated gain (loss)	$(17,741,383)	$(2,974,174)

	Intrepid
	Income Fund
Cost of investments	$284,993,329
Unrealized appreciation	836,142
Unrealized depreciation	(22,483,961)
Net unrealized appreciation	(21,647,819)
Undistributed ordinary income	216,046
Undistributed long-term capital gain	—
Distributable income	216,046
Other accumulated loss	(7,027,482)
Total accumulated gain	$(28,459,255)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2022, the Intrepid Capital Fund has short-term tax basis capital losses of $15,721,516 and long-term tax basis capital losses of $4,296,048 which may be carried forward to offset future capital gains. To the extent that the Intrepid Capital Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

During the 2022 fiscal year, Intrepid Capital Fund utilized $4,427,850 of long-term capital loss carryover.

At September 30, 2022, the Intrepid Small Cap Fund has short-term unlimited tax basis capital losses of $4,685,092, and short-term limited tax basis capital losses of $273,000 which may be carried forward to offset future capital gains. To the extent that the Intrepid Small Cap Fund may realize future net capital gains, those

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2022

gains will be offset by any of its unused capital loss carryforwards. These losses do not expire. The Intrepid Small Cap Fund had late year ordinary losses of $46,092, which the Fund will elect to defer to the first day of its next tax year.

During the 2022 fiscal year, Intrepid Small Cap Fund utilized $1,932,334 of long-term capital loss carryover.

At September 30, 2022, the Intrepid Income Fund had short-term tax basis capital losses of $6,995,616 which may be carried forward to offset future capital gains. To the extent that the Intrepid Income Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

During the 2022 fiscal year, Intrepid Income Fund utilized $1,023,151 of long-term capital loss carryover.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end September 30, 2022, or for any other tax years which are open for exam. As of September 30, 2022, the Intrepid Capital Fund, the Intrepid Small Cap Fund and the Intrepid Income Fund’s open tax years include the tax years ended September 30, 2019 through 2022. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2022.

8.	LINE OF CREDIT

The Intrepid Capital Management Funds Trust has a $20,000,000 secured, umbrella 364-day line of credit, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The average interest rate as of September 30, 2022 was 6.00%. During the period ended September 30, 2022, the Intrepid Income Fund’s maximum borrowing was $14,781,000 and average borrowing was $929,377. The Intrepid Small Cap Fund and the Intrepid Capital Fund did not use the line. There were no loans outstanding as of the year ended September 30, 2022.

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of
Intrepid Capital Management Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Intrepid Capital Management Funds Trust, comprising the Intrepid Capital Fund, Intrepid Small Cap Fund (formerly known as Intrepid Endurance Fund), and Intrepid Income Fund (the “Funds”), including the schedules of investments, as of September 30, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds constituting the Intrepid Capital Management Funds Trust as of September 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois
December 23, 2022

We have served as the auditor of one or more Intrepid Capital Management Funds Trust investment companies since 2004.

Intrepid Funds

ADDITIONAL INFORMATION
September 30, 2022 (Unaudited)

Disclosure Regarding Fund Trustees and Officers

Number of
		Term of		Portfolios
		Office	Principal	in Fund
	Position(s)	and	Occupation(s)	Complex	Other
Name, Address	Held with	Length	During Past	Overseen	Directorships
and Age	the Fund	of Service	Five Years	by Trustee	Held by Trustee
Independent Trustees(1)

Peter R. Osterman, Jr.	Trustee	Indefinite	Retired, former Senior	Three	None
c/o Intrepid Capital		Term;	Vice President and
Management		Since	Chief Financial
Funds Trust		November	Officer, HosePower
1400 Marsh Landing		2004	U.S.A. (an industrial
Pkwy., Suite 106			tool distributor)
Jacksonville			(October 2010-
Beach, FL 32250			March 2016), Chief
Age: 73			Financial Officer, JAX
Refrigeration, Inc. (a
commercial refrigeration
construction company)
(April 2016- June 2017),
Chief Financial Officer,
Standard Precast, Inc.
(an industrial concrete
casting company)
(June 2017-
October 2017).

Ed Vandergriff, CPA	Trustee	Indefinite	President,	Three	None
c/o Intrepid Capital		Term; Since	Development
Management		November	Catalysts (a real
Funds Trust		2004	estate finance
1400 Marsh Landing			and development
Pkwy., Suite 106			company)
Jacksonville			(2000-present).
Beach, FL 32250
Age: 72

John J. Broaddus	Trustee	Indefinite	Retired (March	Three	Trustee,
c/o Intrepid Capital		Term;	2020 to present);		Intrepid Capital
Management		Since	President & CEO,		Management
Funds Trust		March	Sunnyside		Funds Trust
1400 Marsh Landing		2020	Communities		(March 2019-
Pkwy., Suite 106			(a retirement		October 2019)
Jacksonville			community)		(5 portfolios)
Beach, FL 32250			(2008-2020).
Age: 72

(1)	“Independent” trustees are trustees who are not deemed to be “interested persons” (as defined in the 1940 Act) of the Trust.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2022 (Unaudited)

Number of
		Term of		Portfolios
		Office	Principal	in Fund
	Position(s)	and	Occupation(s)	Complex	Other
Name, Address	Held with	Length	During Past	Overseen	Directorships
and Age	the Fund	of Service	Five Years	by Trustee	Held by Trustee
Officer
Donald C. White	Treasurer	Indefinite	Chief Financial	N/A	N/A
c/o Intrepid Capital	and	Term;	Officer, Intrepid
Management	Secretary	Since	Capital Management
Funds Trust		November	Inc. (2003-present).
1400 Marsh Landing		2004
Pkwy., Suite 106
Jacksonville
Beach, FL 32250
Age: 61

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.866.996.3863.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2022 (Unaudited)

Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund and Intrepid Small Cap Fund and Intrepid Income Fund designated $—, $— and $—, respectively, of total distributions paid during the fiscal year ended September 30, 2022 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund and Intrepid Income Fund designated 27.98%, 0.00% and 3.73%, respectively, of their ordinary income distributions for the year ended September 30, 2022 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the year ended September 30, 2022, 24.96%, 0.00% and 3.73% of Intrepid Capital Fund, Intrepid Small Cap Fund and Intrepid Income Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund and Intrepid Income Fund designated 84.53%, 0.00% and 97.62%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Small Cap Fund and Intrepid Income Fund designated 0.00%, 0.00% and 0.00%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.  Once filed, the Funds’ Form N-PORT is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling 1.866.996.3863.

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

PRIVACY POLICY

Intrepid Capital Management Funds Trust

We collect the following nonpublic personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Board of Trustees
Edward Vandergriff
Mark Travis
Peter Osterman, Jr.
John J. Broaddus

Investment Adviser
Intrepid Capital Management, Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s December 5, 2008 N-CSR filing.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2022	FYE 9/30/2021
( a ) Audit Fees	$115,200	$118,690
( b ) Audit-Related Fees
( c ) Tax Fees	$14,910	$17,614
( d ) All Other Fees

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2022	FYE 9/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2022	FYE 9/30/2021
Registrant	$14,910	$17,614
Registrant’s Investment Adviser	$46,240	$37,000

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are designed to ensure that information required to be disclosed in the reports that the Registrant files or submits under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant’s management (“Management”), including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

In accordance with Rule 30a-3 under the 1940 Act, prior to the filing date of this report on Form N-CSR, Management, with the participation of the principal executive officer and principal financial officer, evaluated the effectiveness of the disclosure controls and procedures of the Registrant. Management, the Registrant’s investment adviser and the Registrant’s auditors determined the Registrant’s control designed to only allow authorized wires from being transmitted did not operate effectively and constituted a material weakness in internal controls over financial reporting. Management has remediated the material weakness identified above, and has ensured that personnel are properly trained as it relates to the proper operation of the control. Further, management has monitored the control that failed and notes that the control has operated effectively since the incident that led to the material weakness. The material weakness did not result in any material misstatements of the Fund’s annual financial statement for the period ended September 30, 2022.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the Registrant’s Form N-CSR filed December 5, 2008.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

b)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

c)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Intrepid Capital Management Funds Trust

By (Signature and Title)*    /s/Mark F. Travis
Mark F. Travis, President

Date    December 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Mark F. Travis
Mark F. Travis, President

Date    December 23, 2022

By (Signature and Title)*    /s/Donald C. White
Donald C. White, Treasurer

Date     December 23, 2022

* Print the name and title of each signing officer under his or her signature.